                                EXHIBIT 10(WWW)

                      FIRST AMENDMENT TO CREDIT AGREEMENT


          THIS FIRST AMENDMENT TO CREDIT AGREEMENT dated as of June 27, 1996 by and among GRAPHIC INDUSTRIES, INC., a corporation organized under the laws of the State of Georgia (the "Borrower"), the Lenders appearing on the signature pages hereof (the "Lenders") and NATIONSBANK, N.A. (SOUTH), successor to NationsBank of Georgia, National Association, as Agent (the "Agent").

          WHEREAS, the Borrower, the Lenders and the Agent entered into that certain Credit Agreement dated as of December 21, 1995 (the "Credit Agreement") pursuant to which the Lenders made certain financial accommodations available to the Borrower;

          WHEREAS, the Borrower has requested that the Lenders and the Agent amend the Credit Agreement in certain respects; and

          WHEREAS, the Lenders and the Agent are willing to so amend the Credit Agreement on the terms and conditions set forth herein.

          NOW, THEREFORE, for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the parties hereto agree as follows:

          SECTION 1.  AMENDMENT TO CREDIT AGREEMENT.  The Credit Agreement is
                      -----------------------------
hereby amended by deleting in its entirety the defined term "Consolidated
                                                             ------------
EBITDA" contained in Section 1.1 thereof and substituting in lieu thereof the
------
following:

          " 'Consolidated EBITDA' means, with respect to the Borrower and its
             -------------------
     Subsidiaries for any period of computation thereof, the sum of, without duplication, (i) Consolidated Net Income plus (ii) Consolidated Interest Expense for such period plus (iii) taxes on income provided for during such period plus (iv) amortization for such period plus (v) depreciation for such period, but in each case only to the extent deducted when calculating Consolidated Net Income; provided, however, that no part of the restructuring charge as of April 30, 1996 pertaining to Graphic Direct, Inc., Illinois and The Stein Printing Company, Inc. in the amount of $6,026,500 shall be added to or subtracted from clause (i) immediately above nor shall any of the associated tax benefit of $2,973,500 be added to or subtracted from clause (iii) above."

     SECTION 2.  CONSENT AND WAIVER.  Effective upon the Amendment Effective
                 ------------------
Date (as defined below), the Agent and the Lenders hereby consent to, and waive any Default or Event of Default arising solely by reason of (a) the sale or other disposition of assets owned by Graphic Direct, Inc., Illinois ("Graphic Direct") and The Stein Printing Company, Inc. as described in that certain letter dated June 5, 1996 from the Borrower to the Agent and each of the Lenders; and (b) the acquisition by Graphic Direct of that certain Promissory Note dated May 30, 1996 in the original principal amount of $1,500,000 executed by Johnson & Quin, Inc. ("Johnson & Quin") in favor of Graphic Direct, which Promissory Note was issued to Graphic Direct in partial consideration for the sale of certain assets owned by Graphic Direct pursuant to the terms of that certain Asset Purchase Agreement dated as of May 30, 1996 among Johnson & Quin, Graphic Direct and the Borrower. The foregoing waiver shall not be construed to be a waiver of any other Default or Event of Default that may be in existence under the Credit Agreement as of the date hereof. Further, such consent and waiver shall not be construed as a consent or waiver of any future violation of any of the terms, conditions or other provisions of the Credit Agreement, including, without limitation, Section 10.4 or Section 10.7 thereof, nor shall the Borrower, by receipt of the foregoing consent and waiver, expect that such a consent or waiver will be given in the future.

     SECTION 3.  EFFECTIVENESS OF AMENDMENT.  This First Amendment shall not be
                 --------------------------
effective until the date (the "Amendment Effective Date") the following conditions precedent to effectiveness shall be satisfied:

     (a) this First Amendment shall be executed and delivered by the Borrower, the Agent and each of the Lenders; and

     (b) the Agent shall have received a certificate from the Treasurer of the Borrower certifying that, after giving effect to this First Amendment, no Default or Event of Default under the Credit Agreement will be in existence.

     SECTION 4.  REAFFIRMATION OF REPRESENTATIONS AND WARRANTIES.
                 -----------------------------------------------

     (a) In order to induce the Agent and the Lenders to enter into this First Amendment, the Borrower hereby reaffirms each of the representations and warranties of the Borrower contained in the Credit Agreement as of the date hereof except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties were true and accurate on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Credit Agreement.

     (b) After giving effect to this First Amendment, the Borrower represents and warrants to the Agent and the Lenders that no Default or Event of Default has occurred or is continuing under the Credit Agreement.

     (c) The execution, delivery and performance of this First Amendment by the Borrower does not require the consent of any other Person under any document, instrument or agreement to which the Borrower is a party or under which the Borrower is bound.

     SECTION 5.  REFERENCES TO THE CREDIT AGREEMENT.  Each reference to the
                 ----------------------------------
Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this First Amendment, and as the same may be further amended, restated, supplemented or otherwise modified from time to time in accordance with Section 14.7 of the Credit Agreement. Further, the Borrower hereby acknowledges and agrees that all references to "NationsBank of Georgia, National Association" in its individual capacity or in its capacity as Agent (and any defined term used to designate "NationsBank of Georgia, National Association" in its individual capacity or in its capacity as Agent) contained in the Credit Agreement and the other Loan Documents shall be deemed to be references to "NationsBank, N.A. (South)".

     SECTION 6.  BENEFITS.  This First Amendment shall be binding upon, and
                 --------
shall inure to the benefit of, the parties hereto and their respective successors and assigns.

     SECTION 7.  GOVERNING LAW.  THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND
                 -------------
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.

     SECTION 8.  EFFECT.  Except as expressly herein amended, the terms and
                 ------
conditions of the Credit Agreement shall remain in full force and effect without amendment or modification, express or implied.

     SECTION 9.  COUNTERPARTS.  This First Amendment may be executed in any
                 ------------
number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

     SECTION 10.  DEFINITIONS.  All capitalized terms which are used herein and
                  -----------
not otherwise defined herein shall have the meanings given such terms as set forth in the Credit Agreement.



                    [SIGNATURES CONTAINED ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Credit Agreement to be executed under seal by their duly authorized officers as of the date first above written.

                         THE BORROWER:

                         GRAPHIC INDUSTRIES, INC.


                         By:
                            ---------------------------------------------------
                            Title:
                                  ---------------------------------------------


                         THE AGENT:

                         NATIONSBANK, N.A. (SOUTH), as Agent and
                          as a Lender


                         By:
                            ---------------------------------------------------
                            Title:
                                  ---------------------------------------------


                      [SIGNATURES CONTINUED ON NEXT PAGE]

          [SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT DATED
               AS OF JUNE 27, 1996 WITH GRAPHIC INDUSTRIES, INC.]



                         THE LENDERS:

                         SUNTRUST BANK, ATLANTA


                         By:
                            ---------------------------------------------------
                            Title:
                                  ---------------------------------------------


                         By:
                            ---------------------------------------------------
                            Title:
                                  ---------------------------------------------


                         TEXAS COMMERCE BANK, NATIONAL
                           ASSOCIATION


                         By:
                            ---------------------------------------------------
                            Title:
                                  ---------------------------------------------


                         BANK OF AMERICA, F.S.B.


                         By:
                            ---------------------------------------------------
                            Title:
                                  ---------------------------------------------


                         CORESTATES BANK, NATIONAL
                          ASSOCIATION


                         By:
                            ---------------------------------------------------
                            Title:
                                  ---------------------------------------------

          [SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT DATED
               AS OF JUNE 27, 1996 WITH GRAPHIC INDUSTRIES, INC.]


                         FLEET NATIONAL BANK


                         By:
                            ---------------------------------------------------
                            Title:
                                  ---------------------------------------------


                         MARINE MIDLAND BANK, N.A.


                         By:
                            ---------------------------------------------------
                            Title:
                                  ---------------------------------------------


                         PNC BANK, NATIONAL ASSOCIATION


                         By:
                            ---------------------------------------------------
                            Title:
                                  ---------------------------------------------

                     SECOND AMENDMENT TO CREDIT AGREEMENT


          THIS SECOND AMENDMENT TO CREDIT AGREEMENT dated as of November 18, 1996 by and among GRAPHIC INDUSTRIES, INC., a corporation organized under the laws of the State of Georgia (the "Borrower"), the Lenders appearing on the signature pages hereof (the "Lenders") and NATIONSBANK, N.A. (SOUTH), successor to NationsBank of Georgia, National Association, as Agent (the "Agent").

          WHEREAS, the Borrower, the Lenders and the Agent entered into that certain Credit Agreement dated as of December 21, 1995, as amended by that certain First Amendment to Credit Agreement dated as of June 27, 1996 (as so amended, the "Credit Agreement") pursuant to which the Lenders made certain financial accommodations available to the Borrower;

          WHEREAS, the Borrower has requested that the Lenders and the Agent amend the Credit Agreement in certain respects; and

          WHEREAS, the Lenders and the Agent are willing to so amend the Credit Agreement on the terms and conditions set forth herein.

          NOW, THEREFORE, for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the parties hereto agree as follows:

          SECTION 1.  SPECIFIC AMENDMENTS TO CREDIT AGREEMENT.
                      ---------------------------------------

          (a) The Credit Agreement is hereby amended by deleting the defined term "Excess Amount" contained in Section 1.1 thereof and substituting in lieu
      -------------
thereof the following:

          " 'Excess Amount' means, on any date of determination as set forth in
             -------------
     the Borrowing Base Certificate, the lesser of: (i) $35,000,000 and (ii) 50% of the difference of: (A) the net book value of all Equipment that is owned by the Borrower and its Subsidiaries minus (B) the aggregate principal amount of all Indebtedness outstanding at such time and secured by Equipment. The Agent and the Requisite Lenders may, at their sole and absolute discretion, exclude from the Excess Amount any Equipment of a Subsidiary or Business Unit that is acquired after the Agreement Date."

     (b) The Credit Agreement is hereby further amended by deleting the defined term "Revolving Commitment" contained in Section 1.1 thereof and substituting in
      --------------------
lieu thereof the following:

          " 'Revolving Commitment' means $120,000,000, as the same may be
             --------------------
     reduced from time to time pursuant to the terms of this Agreement."

     (c) The Credit Agreement is hereby further amended by deleting the defined term "Revolving Termination Date" contained in Section 1.1 thereof and
      --------------------------
substituting in lieu thereof the following:

          " 'Revolving Termination Date' means December 21, 1998 or such date as
             --------------------------
     may be extended pursuant to Section 2.8 hereof."

     (d) The Credit Agreement is hereby further amended by deleting the Annex I attached to the Credit Agreement and substituting in lieu thereof the Annex I attached hereto as Exhibit A.

     SECTION 2.  ACKNOWLEDGMENT REGARDING REVOLVING TERMINATION DATE
                 ---------------------------------------------------
EXTENSIONS/ADDITIONAL LOAN PARTY.  The parties hereto acknowledge and agree that
--------------------------------
(i) notwithstanding the amendment and resulting extension of the Revolving Termination Date pursuant to Section 1(c) above, the Borrower may request up to two successive one-year extensions of the Revolving Termination Date pursuant to, and in accordance with, Section 2.8 of the Credit Agreement and (ii) effective as of November 4, 1996, Presstar Printing Corporation, a Maryland corporation, became a Loan Party under the Credit Agreement.

     SECTION 3.  EFFECTIVENESS OF AMENDMENT.  This Second Amendment shall not be
                 --------------------------
effective until the date the following conditions precedent to effectiveness shall be satisfied:

     (a) this Second Amendment shall be executed and delivered by the Borrower, the Agent and each of the Lenders;

     (b) the Borrower shall have delivered to the Agent duly executed replacement Revolving Notes, dated the date hereof, payable to the order of each Lender, and in a principal amount equal to the amount of each such Lender's Commitment after giving effect to this Second Amendment;

     (c) the Agent shall have received a certificate from the Treasurer of the Borrower certifying that, after giving effect to this Second Amendment, no Default or Event of Default under the Credit Agreement will be in existence; and

     (d) the Agent shall have received a certificate from the Secretary or Assistant Secretary of the Borrower certifying (i) the names and true signatures of the officers of the Borrower authorized to sign certain instruments and documents required to be delivered by the Company pursuant to this Second Amendment; and (ii) certain matters relating to the articles of incorporation and by-laws of the Borrower and the resolutions of the Board of Directors of the Borrower approving the transactions contemplated hereby.

     SECTION 4.  REPRESENTATIONS AND WARRANTIES.
                 ------------------------------

     (a) In order to induce the Agent and the Lenders to enter into this Second Amendment, the Borrower hereby reaffirms each of the representations and warranties of the Borrower contained in the Credit Agreement as of the date hereof except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties were true and accurate on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Credit Agreement.

     (b) The Borrower hereby represents and warrants to the Agent and the Lenders that, after giving effect to this Second Amendment: (i) no Default or Event of Default has occurred or is continuing under the Credit Agreement; (ii) no Material Adverse Change has occurred since the Agreement Date; and (iii) the Credit Obligations constitute "Senior Debt" under and as defined in the Subordinated Debenture Indenture.

     (c) The Borrower hereby represents and warrants to the Agent and the Lenders that the execution, delivery and performance of this Second Amendment by the Borrower, and the performance by the Borrower of its obligations under the Credit Agreement (as amended hereby) in accordance with its terms, do not and will not, by the passage of time, the giving of notice or otherwise: (i) require any Government Approval or violate any Applicable Law relating to the Borrower; (ii) conflict with, result in a breach of or constitute a default under the articles of incorporation or by-laws of the Borrower, or any indenture, agreement or other instrument to which the Borrower is a party or by which it or any of its properties may be bound; (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Borrower; or (iv) require the consent of any other Person under any document, instrument or agreement to which the Borrower is a party or under which the Borrower is bound.

     SECTION 5.  REFERENCES TO THE CREDIT AGREEMENT.  Each reference to the
                 ----------------------------------
Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Second Amendment, and as the same may be further amended, restated, supplemented or otherwise modified from time to time in accordance with Section 14.7 of the Credit Agreement.

     SECTION 6.  EXPENSES.  Pursuant to Section 14.2 of the Credit Agreement,
                 --------
the Borrower shall reimburse the Agent upon demand for all costs and expenses (including reasonable attorneys' fees) incurred by the Agent in connection with the preparation, negotiation, execution and delivery of this Second Amendment and the other agreements, certificates and documents executed and delivered in connection herewith.

     SECTION 7.  BENEFITS.  This Second Amendment shall be binding upon, and
                 --------
shall inure to the benefit of, the parties hereto and their respective successors and assigns.

     SECTION 8.  GOVERNING LAW.  THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND
                 -------------
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.

     SECTION 9.  EFFECT.  Except as expressly herein amended, the terms and
                 ------
conditions of the Credit Agreement shall remain in full force and effect without amendment or modification, express or implied.

     SECTION 10.  COUNTERPARTS.  This Second Amendment may be executed in any
                  ------------
number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

     SECTION 11.  DEFINITIONS.  All capitalized terms which are used herein and
                  -----------
not otherwise defined herein shall have the meanings given such terms as set forth in the Credit Agreement.



                    [SIGNATURES CONTAINED ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Credit Agreement to be executed under seal by their duly authorized officers as of the date first above written.

                         THE BORROWER:

                         GRAPHIC INDUSTRIES, INC.


                         By:
                            ---------------------------------------------------
                            Title:
                                  ---------------------------------------------

                         THE AGENT:

                         NATIONSBANK, N.A. (SOUTH), as Agent


                         By:
                            ---------------------------------------------------
                            Title:
                                  ---------------------------------------------


                      [SIGNATURES CONTINUED ON NEXT PAGE]

         [SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT DATED
             AS OF NOVEMBER 18, 1996 WITH GRAPHIC INDUSTRIES, INC.]



                         THE LENDERS:


                         NATIONSBANK, N.A. (SOUTH)


                         By:
                            ---------------------------------------------------
                            Title:
                                  ---------------------------------------------



                         SUNTRUST BANK, ATLANTA


                         By:
                            ---------------------------------------------------
                            Title:
                                  ---------------------------------------------


                         By:
                            ---------------------------------------------------
                            Title:
                                  ---------------------------------------------


                         TEXAS COMMERCE BANK, NATIONAL
                           ASSOCIATION


                         By:
                            ---------------------------------------------------
                            Title:
                                  ---------------------------------------------


                         BANK OF AMERICA, F.S.B.


                         By:
                            ---------------------------------------------------
                            Title:
                                  ---------------------------------------------

         [SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT DATED
             AS OF NOVEMBER 18, 1996 WITH GRAPHIC INDUSTRIES, INC.]


                         CORESTATES BANK, NATIONAL
                          ASSOCIATION


                         By:
                            ---------------------------------------------------
                            Title:
                                  ---------------------------------------------


                         FLEET NATIONAL BANK


                         By:
                            ---------------------------------------------------
                            Title:
                                  ---------------------------------------------


                         MARINE MIDLAND BANK, N.A.


                         By:
                            ---------------------------------------------------
                            Title:
                                  ---------------------------------------------


                         PNC BANK, NATIONAL ASSOCIATION


                         By:
                            ---------------------------------------------------
                            Title:
                                  ---------------------------------------------

                                   EXHIBIT A

                                    ANNEX I
                                    -------

            LIST OF LENDERS, COMMITMENT AMOUNTS AND LENDING OFFICES
            -------------------------------------------------------

Information Regarding Agent

NationsBank, N.A. (South)
600 Peachtree Street
Atlanta, Georgia 30308
Attention:  Douglas J. Wallace

Wiring Instructions for Funding of Revolving Loans to Agent and for Payment of Revolving Loans/Swing Line Loans by Borrower:

NationsBank, N.A. (South)
ABA #061-000052  Attn:  Corporate Credit Support
Account #: 13662101019970
Reference: Graphic Industries

AGENT COMMITMENT:

NATIONSBANK, N.A. (SOUTH)               Initial Commitment Amount:  $27,000,000

                                        Commitment Percentage:  22.50%
Lending Office (All types):
--------------
600 Peachtree Street
Atlanta, Georgia 30308
Attention:  Douglas J. Wallace

CO-AGENT COMMITMENTS:

SUNTRUST BANK, ATLANTA                 Initial Commitment Amount:  $19,000,000

Lending Office (All types):            Commitment Percentage:  15.833333333%
--------------
25 Park Place
Atlanta, Georgia 30303
Attention:  Sheila A. Corcoran

Wiring Instructions:

SunTrust Bank, Atlanta
ABA #: 061000104
Acct.# Wire Clearing General - 013
Attention: Jan Kanapke - 581-1601
Reference:  Graphic Industries

TEXAS COMMERCE BANK, NATIONAL
ASSOCIATION                            Initial Commitment Amount: $19,000,000

Lending Office (All types):            Commitment Percentage:  15.833333333%
--------------
5177 Richmond Avenue
Houston, Texas 77056
Attention:  Joel J. Landis
Telephone: 713/850-2467
Telecopy:  713/850-2459

Wiring Instructions:

Texas Commerce Bank, National Association
ABA #:  113000609
Acct.# 0040266247
Attention: Joel J. Landis
Reference:  Graphic Industries


COMMITMENTS OF ADDITIONAL LENDERS:

BANK OF AMERICA F.S.B.                 Initial Commitment Amount:  $11,000,000

Lending Office (All types):            Commitment Percentage:  9.166666667%
--------------
Bank of America F.S.B.
1230 Peachtree Street, Suite 3600
Atlanta, Georgia 30309
Attention:  Kelly K. Gibson
Telephone: 404/815-5930   Telecopy: 404/815-5919

Wiring Instructions:

Bank of America F.S.B.
ABA #: 121000358
Acct. #15918 84043
Attention: Mary Nelson
Reference:  Graphic Industries

CORESTATES BANK, NATIONAL ASSOCIATION  Initial Commitment Amount:  $11,000,000

Lending Office (All types):            Commitment Percentage:  9.166666667%
--------------
CoreStates Bank, National Association
1339 Chestnut Street
Philadelphia, Pennsylvania 19107-3579
Attention:  James A. Kelly

Wiring Instructions:

CoreStates Bank, National Association
ABA #: 0310-00011
Acct. #0132-0452
Attention: Eileen Tieczwoc
Reference:  Graphic Industries

FLEET NATIONAL BANK                    Initial Commitment Amount:  $11,000,000

Lending Office (All types):            Commitment Percentage:  9.166666667%
--------------
Fleet National Bank
One Federal Street, Mailcode MA OF DO41
Boston, Massachusetts 02110
Attention:  Ann M. Dillon

Wiring Instructions:

Fleet National Bank
ABA #: 011-000-138
Acct.# 1510351
Attention: Ann M. Dillon
Reference:  Graphic Industries


MARINE MIDLAND BANK, N.A.              Initial Commitment Amount:  $11,000,000

Lending Office (All types):            Commitment Percentage:  9.166666667%
--------------
Marine Midland Bank
3575 Koger Boulevard, Suite 300
Duluth, Georgia 30136
Attention: James E. Childs, Jr.

Wiring Instructions:

Marine Midland Bank
ABA #: 021001088
Acct.#: 750881267
Attention: Suzanne Prodelski
Reference:  Graphic Industries

PNC BANK, NATIONAL ASSOCIATION         Initial Commitment Amount:  $11,000,000

Lending Office (All types):            Commitment Percentage:  9.166666667%
PNC Bank, National Association
One PNC Plaza, 2nd Floor
Pittsburgh, Pennsylvania 15265
Attention:  Gaye Allen (Commercial Banking Officer) 412/762-4852
Attention:  Denise Simeone (Administration)  412/762-2293
                                             412/762-6484 (fax)

Wiring Instructions:

PNC Bank, National Association
ABA #: 043-000-096
Acct.# N/A
Attention: Commercial Loan Operations
Reference:  Graphic Industries
                                    _____________________________________
                                    TOTAL REVOLVING COMMITMENT:  $120,000,000

                      THIRD AMENDMENT TO CREDIT AGREEMENT

          THIS THIRD AMENDMENT TO CREDIT AGREEMENT dated as of January 31, 1997 by and among GRAPHIC INDUSTRIES, INC., a corporation organized under the laws of the State of Georgia (the "Borrower"), the Lenders appearing on the signature pages hereof (the "Lenders") and NATIONSBANK, N.A. (SOUTH), successor to NationsBank of Georgia, National Association, as Agent (the "Agent").

          WHEREAS, the Borrower, the Lenders and the Agent entered into that certain Credit Agreement dated as of December 21, 1995, as amended by that certain First Amendment to Credit Agreement dated as of June 27, 1996, and as further amended by that certain Second Amendment to Credit Agreement dated as of November 18, 1996 (as so amended, the "Credit Agreement") pursuant to which the Lenders made certain financial accommodations available to the Borrower; and

          WHEREAS, the parties desire to further amend the Credit Agreement in certain respects on the terms herein contained.

          NOW, THEREFORE, for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the parties hereto consent and agree as follows:

          (i) The Agent is hereby authorized to release the Lenders' Lien in the general intangibles of the Borrower and/or Subsidiaries of the Borrower listed on Exhibit B attached hereto (the "Released Collateral");

          (ii) The Borrower and/or Subsidiaries of the Borrower are hereby authorized to grant a Lien in the Released Collateral to secure Indebtedness permitted under Section 10.2(g) of the Credit Agreement; and

          (iii) The Agent is hereby authorized from time to time without the consent of the Lenders to release collateral consisting of general intangibles of the Borrower and/or Subsidiaries of the Borrower (including the types included in the Released Collateral) relating solely to real property being financed or refinanced pursuant to Section 10.2(g) of the Credit Agreement.

          Except as expressly herein amended, the terms and conditions of the Credit Agreement shall remain in full force and effect without amendment or modification, express or implied.

          This Third Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

          All capitalized terms which are used herein and not otherwise defined herein shall have the meanings given such terms as set forth in the Credit Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to Credit Agreement to be executed under seal by their duly authorized officers as of the date first above written.

                         THE BORROWER:

                         GRAPHIC INDUSTRIES, INC.


                         By:
                            -----------------------------------
                            Title:
                                  -----------------------------

                         THE AGENT:

                         NATIONSBANK, N.A. (SOUTH), as Agent


                         By:
                            -----------------------------------
                            Title:
                                  -----------------------------


                         THE LENDERS:


                         NATIONSBANK, N.A. (SOUTH)


                         By:
                            -----------------------------------
                            Title:
                                  -----------------------------



                         SUNTRUST BANK, ATLANTA


                         By:
                            -----------------------------------
                            Title:
                                  -----------------------------


                         By:
                            -----------------------------------
                            Title:
                                  -----------------------------

 [SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT DATED AS OF JANUARY 31,
                                     1997]


                         TEXAS COMMERCE BANK, NATIONAL
                           ASSOCIATION


                         By:
                            -----------------------------------
                            Title:
                                  -----------------------------


                         BANK OF AMERICA, F.S.B.


                         By:
                            -----------------------------------
                            Title:
                                  -----------------------------


                         CORESTATES BANK, NATIONAL
                          ASSOCIATION


                         By:
                            -----------------------------------
                            Title:
                                  -----------------------------


                         FLEET NATIONAL BANK


                         By:
                            -----------------------------------
                            Title:
                                  -----------------------------


                         MARINE MIDLAND BANK, N.A.


                         By:
                            -----------------------------------
                            Title:
                                  -----------------------------


                         PNC BANK, NATIONAL ASSOCIATION


                         By:
                            -----------------------------------
                            Title:
                                  -----------------------------


                                       3